UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2023

HARTMAN vREIT XXI, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-207711	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On February 3, 2023, the board of directors of Hartman vREIT XXI, Inc. (the “Company”) appointed J. Allen Quine to serve as independent of the Company, effective February 3, 2023.

J. Allen Quine has served as an attorney and negotiator in the business and non-profit sectors for over three decades. Most recently he served as in-house counsel and VP of International Relations for the Museum of the Bible in Washington DC. Mr. Quine was indispensable in establishing relationships and negotiating agreements with domestic and world-class international organizations by navigating the complexities of State, Federal, and international law. For several years Mr. Quine was the general counsel for a property investment and management company providing housing to over 21,000 tenants in multi-family locations. He conducted all legal matters, from property investment and ROI, tenant relations, HR, hiring of contractors, and third party service providers. Leveraging his legal experience, Mr. Quine has served as a College President, Dean, and Professor of several higher educational institutions, and currently applies his knowledge of the ever changing nature of State, Federal and International regulations and legal environment to the benefit of national and international business associations and non-profits. Mr. Quine is an alum of Washington State University and the University of Idaho College of Law. He was admitted to practice law in Washington State, and is currently a member of the State Bar of Texas.

Our board of directors, excluding Mr. Quine, has determined that his experience and leadership positions previously and currently held by Mr. Quine, including his experience with respect to investments in commercial real estate, have provided Mr. Quine with the experiences, attributes and skills necessary to effectively carry out the duties and responsibilities of a director.

Our board of directors also appointed Mr. Quine to serve as member and chairman of the Audit Committee in order to fill the vacancy on the Audit Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.
(Registrant)
Date: February 9, 2023	By:	/s/ Allen R. Hartman
Allen R. Hartman,
Executive Chairman and Chief Executive Officer

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